UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 9, 2008

XOMA LTD.

(Exact name of registrant as specified in its charter)

BERMUDA

(State or other jurisdiction of incorporation)

0-14710	52-2154066
(Commission File Number)	(IRS Employer Identification No.)

2910 Seventh Street, Berkeley, California	94710
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code	(510) 204-7200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 11, 2008 XOMA Ltd. (the “Company”) announced the addition of John Varian to its Board of Directors.  Mr. Varian has also been appointed to the Company’s Audit Committee.  A copy of the Company’s press release dated December 11, 2008 is attached hereto as Exhibit 1 and is incorporated herein by reference.

Item 9.01.  Exhibits.

1.	Press Release dated December 11, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 11, 2008	XOMA LTD.

By: /s/ Christopher J. Margolin
Name: Christopher J. Margolin
Title: Vice President, General
Counsel and Secretary

EXHIBIT INDEX

Number                      Description

1                         Press Release dated December 11, 2008.